                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of April 10, 1996, is entered into by and between MBNA Corporation, a Maryland corporation (the "Company") and Bank of America National Trust and Savings Association (the "Bank").


                                    RECITALS


         A. The Company and the Bank are parties to a Credit Agreement dated as of April 13, 1994 and amended by a First Amendment to Credit Agreement dated as of April 7, 1995 between the Company and the Bank (as in effect as of the opening of business on the date of this Amendment, the "Credit Agreement") pursuant to which the Bank has extended a credit facility to the Company.

         B. The Company has requested that the Bank agree to certain amendments of the Credit Agreement.

         C. The Bank is willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.


         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.


         2. Amendments to Credit Agreement. From and after the Effective Date of this Amendment:

                  (a) Section 1.01 of the Credit Agreement is amended as follows:

                           (i) The definition of "Termination Date" is amended
in its entirety to provide:

                  "Termination date" means the earlier to occur of
                  (a) April 8, 1997 (or the later date agreed to between the Bank and the Company as specified in Section 2.01(B)); and
                  (b) the date on which the Commitment shall terminate in accordance with the provisions of this Agreement.

                  (b) The first sentence of Section 2.01(b) of the Credit Agreement is amended in its entirety to provide as follows:

         "The Company may, during the period commencing on the forty-fifth day prior to the then current Termination Date and ending on the thirtieth day prior to the then current Termination Date, request the Bank in writing for an extension of the Termination Date to a date which is not later than 364 days after the then current Termination Date."

                  (c) Section 2.09(b) of the Credit Agreement is amended by deleting "0.1250%" in the second line of the subsection and replacing it with "0.1000%".

                  (d) The first six lines of Section 5.05 of the Credit Agreement is amended to provide as follows:

                  5.05 Litigation. Except as specifically disclosed in the Company's 1995 Form 10-K dated as of March 22, 1996, to the best knowledge of the Company there are no actions, suits, proceedings, claims or disputes pending, or threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, or its Subsidiaries or any of their respective Properties which:

                  (e) Section 5.10 of the Credit Agreement is amended by replacing the date "December 31, 1994" which appears in subsections (a) and (b) of Section 5.10 with the date "December 31, 1995".

                  (f) Section 7.06 of the Credit Agreement is amended in its entirety to provide:

                  7.06 Consolidated Tangible Net Worth. The Company shall not permit its consolidated Tangible Net Worth at any time during any fiscal quarter to be less than $775,000,000.


         3. Representations and Warranties. The Company hereby represents and warrants to the Bank as follows:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                  (c)

                  1 After giving effect to this Amendment all representations and warranties of the Company contained in the Credit Agreement are true and correct in all material respects.

                  2 The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other Person.


         1 Effective Date. This Amendment will become effective as of April 9, 1996 (the "Effective Date"), provided that each of the following conditions precedent are satisfied on or before April 10, 1996:

                  1 The Bank has received from the Company a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment.

                  2 The Bank has received from the Company a copy of a resolution passed by the board of directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.


         2 Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to forbear or execute similar amendments under the same or similar circumstances in the future.

         3 Miscellaneous.

                  1 Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                  2 This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                  3 This Amendment shall be governed by and construed in accordance with the law of the State of California.

                  4 This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Company shall bind the Company with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy page was not received by the Bank.

                  5 This Amendment may not be amended except in accordance with the provisions of Section 9.01(a) of the Credit Agreement.

                  6 If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


MBNA CORPORATION                            BANK OF AMERICA NATIONAL TRUST
                                                     AND SAVINGS ASSOCIATION


By:                                         By:
   --------------------------                  --------------------------------
Name:  Vernon H.C. Wright                   Name:  Charlene A. Davidson
Title:  Executive Vice                      Title:  Managing Director
          President


By:
   --------------------------
Name:
Title:

                       THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of February 27, 1997 is entered into by and between MBNA Corporation, a Maryland corporation (the "Company") and Bank of America National Trust and Savings Association (the "Bank").


                                    RECITALS


         A. The Company and the Bank are parties to a Credit Agreement dated as of April 13, 1994 and amended by a First Amendment to Credit Agreement dated as of April 7, 1995 and a Second Amendment to Credit Agreement dated as of April 10, 1996, in each case between the Company and the Bank (as in effect as of the opening of business on the date of this Amendment, the "Credit Agreement") pursuant to which the Bank has extended a credit facility to the Company.

         B. The Company has requested that the Bank agree to an extension of the "Termination Date", as defined in the Credit Agreement.

         C. The Bank is willing to extend the Termination Date subject to the terms and conditions of this Amendment.


         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.


         2. Amendments to Credit Agreement. From and after the Effective Date of this Amendment:

                  (a) Section 1.01 of the Credit Agreement is amended by amending the definition of "Termination Date" in its entirety to provide:

                  "Termination Date" means the earlier to occur of
                  (a) March 2, 1998 (or the later date agreed to between the Bank and the Company as specified in Section 2.01(b)); and
                 (b) the date on which the Commitment shall terminate in accordance with the provisions of this Agreement.


         3. Representations and Warranties. The Company hereby represents and warrants to the Bank as follows:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                  (c) After giving effect to this Amendment all representations and warranties of the Company contained in the Credit Agreement are true and correct in all material respects.

                  (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other Person.


         4. Effective Date. This Amendment will become effective as of March 3, 1997 (the "Effective Date"), provided that each of the following conditions precedent are satisfied on or before March 3, 1997:

                  (a) The Bank has received from the Company a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment.

                  (b) The Bank has received from the Company a copy of a resolution passed by the board of directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.


         5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to forbear or execute similar amendments under the same or similar circumstances in the future.

         6. Miscellaneous.

                  (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                  (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

                  (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Company shall bind the Company with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy page was not received by the Bank.

                  (e) This Amendment may not be amended except in accordance with the provisions of Section 9.01(a) of the Credit Agreement.

                  (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


MBNA CORPORATION                            BANK OF AMERICA NATIONAL TRUST
                                                     AND SAVINGS ASSOCIATION


By:                                         By:
   --------------------------                  --------------------------------
Name:  Vernon H.C. Wright                   Name:  Kurt A. Cardoza
Title:  Senior Executive Vice               Title:  Vice President
          President